REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (this "Agreement") is made and entered into as of May 16, 2005, by and among Broadcast International, Inc., a Utah corporation (the "Company"), and the persons and entities listed on Exhibit A hereto (each, a "Purchaser" and, collectively, the "Purchasers").

      WHEREAS, upon the terms and subject to the conditions of the Securities Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), the Company has agreed to issue and sell to the Purchasers the Company's 6% Senior Secured Convertible Notes Due 2008 (the "Notes"), Warrants to purchase shares of its Common Stock, and AIRs; and

      WHEREAS, to induce the Purchasers to execute and deliver the Purchase Agreement and to purchase the Notes, the Warrants and the AIRs, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, with respect to the Conversion Shares, the Warrant Shares, the PIK Interest Shares and the AIR Shares.

      NOW, THEREFORE, in consideration of the representations, warranties and agreements contained herein and other good and valuable consideration, the receipt and legal adequacy of which are hereby acknowledged by the parties, the Company and the Purchasers hereby agree as follows:

      1.   Definitions.

           Capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

           "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

           "AIR Shares" shall have the meaning set forth in the definition of "Registrable Securities."

           "Blackout Period" shall have the meaning set forth in Section 3(m).

           "Board" shall have the meaning set forth in Section 3(m).

           "Business Day" means any day except Saturday, Sunday and any day which is a legal holiday or a day on which banking institutions in the state of Utah generally are authorized or required by law or other government actions to close.

           "Commission" means the Securities and Exchange Commission.

           "Common Stock" means the Company's Common Stock, $0.05 par value.

           "Conversion Shares" shall have the meaning set forth in the definition of "Registrable Securities."

           "Effectiveness Date" means with respect to the Registration Statement the earlier of (i) the 90th day following the Closing Date (or the 120th day following the Closing Date in the event that the Registration Statement is "reviewed" by the Commission), before which the Company will use its best efforts to cause the Registration Statement to become effective, and
(ii) the date which is within five (5) Business Days of the date on which the Commission informs the Company (a) that the Commission will not review the Registration Statement, or (b) that the Company may request the acceleration of the effectiveness of the Registration Statement.

           "Effectiveness Period" shall have the meaning set forth in Section
            2.

           "Event" shall have the meaning set forth in Section 8(d).

           "Exchange Act" means the Securities Exchange Act of 1934, as amended.

           "Holder" means, collectively, each holder from time to time of Registrable Securities including, without limitation, each Purchaser and its assignees. To the extent this Agreement refers to an election, consent, waiver, request or approval of or by the Holder, such reference shall mean an election, consent, waiver, request or approval by the holders of at least 85% in interest of the then-outstanding Registrable Securities (on an as exercised basis).

           "Indemnified Party" shall have the meaning set forth in Section
6(c).

           "Indemnifying Party" shall have the meaning set forth in Section
6(c).

           "Liquidated Damages" shall have the meaning set forth in Section
8(d).

           "Losses" shall have the meaning set forth in Section 6(a).

           "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

           "PIK Interest Shares" shall have the meaning set forth in the Notes.

           "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

           "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

           "Registrable Securities" means (i) the shares of Common Stock issued and issuable pursuant to the conversion of the Notes, and upon any stock split, stock dividend, recapitalization or similar event with respect to such shares of Common Stock and any other securities issued in exchange of or replacement of such shares of Common Stock (collectively, the "Conversion Shares"); until in the case of any of the Conversion Shares (a) a Registration Statement covering such Conversion Share has been declared effective by the Commission and continues to be effective during the Effectiveness Period, or
(b) such Conversion Share is sold in compliance with Rule 144 or may be sold pursuant to Rule 144(k), after which time such Conversion Share shall not be a Registrable Security; (ii) the shares of Common Stock issued and issuable pursuant to the exercise of the Warrants, and upon any stock split, stock dividend, recapitalization or similar event with respect to such shares of Common Stock and any other securities issued in exchange of or replacement of such shares of Common Stock (collectively, the "Warrant Shares"); until in the case of any of the Warrant Shares (a) a Registration Statement covering such Warrant Share has been declared effective by the Commission and continues to be effective during the Effectiveness Period, or (b) such Warrant Share is sold in compliance with Rule 144 or may be sold pursuant to Rule 144(k), after which time such Warrant Share shall not be a Registrable Security; (iii) the PIK Interest Shares, until in the case of any of the PIK Interest Shares (a) a Registration Statement covering such PIK Interest Share has been declared effective by the Commission and continues to be effective during the Effectiveness Period, or (b) such PIK Interest Share is sold in compliance with Rule 144 or may be sold pursuant to Rule 144(k), after which time such PIK Interest Share shall not be a Registrable Security; and (iv) the shares of Common Stock issued and issuable pursuant to the exercise of the AIRs, and upon any stock split, stock dividend, recapitalization or similar event with respect to such shares of Common Stock and any other securities issued in exchange of or replacement of such shares of Common Stock (collectively, the "AIR Shares"); until in the case of any of the AIR Shares (a) a Registration Statement covering such AIR Share has been declared effective by the Commission and continues to be effective during the Effectiveness Period, or
(b) such AIR Share is sold in compliance with Rule 144 or may be sold pursuant to Rule 144(k), after which time such AIR Share shall not be a Registrable Security.

           "Registration Statement" means the registration statement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement, for the Conversion Shares, the Warrant Shares, the PIK Interest Shares and the AIR Shares required to be filed by the Company with the Commission pursuant to this Agreement.

           "Required Filing Date" means the thirtieth (30th) day immediately following the Closing Date.

           "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

           "Rule 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

           "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

           "Securities Act" means the Securities Act of 1933, as amended. "Special Counsel" means any special counsel to Holder, for which Holder will be reimbursed by the Company pursuant to Section 5 of this Agreement and
Section 8.1 of the Purchase Agreement.

           "Warrant Shares" shall have the meaning set forth in the definition of "Registrable Securities."

      2. Registration. On or prior to the Required Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the rules promulgated thereunder) and shall contain (except if otherwise directed by the Purchasers) the "Plan of Distribution" substantially in the form attached hereto as Exhibit B. The Company shall (i) not permit any securities other than the Registrable Securities to be included in the Registration Statement (except for securities which are subject to a written registration rights agreement entered into by the Company prior to April 26, 2005, and which are identified on Schedule 2.1(c) to the Purchase Agreement) that the Company has a written obligation to include as of the date of this Agreement),
(ii) use its best efforts to cause the Registration Statement to be declared effective under the Securities Act (including filing with the Commission a request for acceleration of effectiveness in accordance with Rule 12dl-2 promulgated under the Exchange Act within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be "reviewed," or not be subject to further review) as soon as possible after the filing thereof, but in any event prior to the Effectiveness Date, and (iii) keep such Registration Statement continuously effective under the Securities Act for a period of two years from the Closing Date (the "Effectiveness Period").

      3.   Registration Procedures; Company's Obligations.

           In connection with the registration of the Registrable Securities, the Company shall:

           (a) (i) Prepare and file with the Commission on or prior to the Required Filing Date, a Registration Statement on Form S-3 (or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 such registration shall be on another appropriate form in accordance with the Securities Act and the Rules promulgated thereunder) in accordance with the method or methods of distribution thereof as specified by the Holder (except if otherwise directed by the Holder), and use its best efforts to cause the Registration Statement to become effective and remain effective as provided herein, and (ii) in the event that the Commission does not permit the inclusion of the AIR Shares in the Registration Statement contemplated by (i) above, prepare and file with the Commission, within 30 calendar days following the exercise of any AIR, an additional Registration Statement covering the AIR Shares on Form S-3 (or if the Company is not then eligible to register for resale the AIR Shares on Form S-3 such registration shall be on another appropriate form in accordance with the Securities Act and the Rules promulgated thereunder) in accordance with the method or methods of distribution thereof as specified by the Holder (except if otherwise directed by the Holder), and use its best efforts to cause such Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than three (3) Business Days prior to the filing of any Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated therein by reference), the Company shall (A) furnish to the Holder and any Special Counsel, copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) will be subject to the timely review of and comment by such Special Counsel, and (B) at the request of the Holder cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of such Special Counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file any Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holder or any Special Counsel shall reasonably object in writing within three (3) Business Days of their receipt thereof.

           (b) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond promptly to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and promptly provide the Holder true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holder set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

           (c) Notify the Holder of Registrable Securities to be sold and any Special Counsel promptly (and, in the case of (i)(A) below, not less than three (3) Business Days prior to such filing and, in the case of (i)(C) below, no later than the first Business Day following the date on which the Registration Statement becomes effective) and (if requested by any such Person) confirm such notice in writing no later than three (3) Business Days following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

           The Company shall promptly furnish to the Special Counsel, without charge, (i) any correspondence from the Commission or the Commission's staff to the Company or its representatives relating to any Registration Statement, and (ii) promptly after the same is prepared and filed with the Commission, a copy of any written response to the correspondence received from the Commission.

           (d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any U.S. jurisdiction, at the earliest practicable moment.

           (e) If requested by the Holder, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein, and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

           (f) Furnish to the Holder and any Special Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

           (g) Promptly deliver to the Holder and any Special Counsel, without charge, as many copies of the Registration Statement, Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the selling Holder in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto. Should the Holder offer or sell the Registrable Securities, such Holder agrees to comply with all applicable securities laws.

           (h) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holder and any Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the Holder reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject.

           (i) Cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement and to enable such Registrable Securities to be in such denominations and registered in such names as the Holder may request at least two (2) Business Days prior to any sale of Registrable Securities.

           (j) Upon the occurrence of any event contemplated by Section 3(c)(v), promptly prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

           (k) Use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on any securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which the same securities issued by the Company are then listed as and when required pursuant to the Purchase Agreement.

           (l) Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than forty-five (45) days after the end of any twelve (12) month period (or ninety (90) days after the end of any twelve (12) month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.

           (m) If (i) there is material non-public information regarding the Company which the Company's Board of Directors (the "Board") reasonably determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company's best interest to disclose and which the Company would be required to disclose under the Registration Statement, then the Company may suspend effectiveness of a Registration Statement and suspend the sale of Registrable Securities under a Registration Statement one (1) time every three (3) months or three
(3) times in any twelve month period, provided that the Company may not suspend its obligation for more than thirty (30) days in the aggregate in any twelve month period if suspension is for any of the reasons listed above or sixty (60) days in the aggregate in any twelve month period for any other reason (each, a "Blackout Period"); provided, however, that no such suspension shall be permitted for more than twenty (20) consecutive days, arising out of the same set of facts, circumstances or transactions.

           (n) Within two (2) Business Days after the Registration Statement which includes the Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holder whose Registrable Securities are included in such Registration Statement) confirmation that the Registration Statement has been declared effective by the Commission in the form attached hereto as Exhibit C.

      4.   Registration Procedures; Holder's Obligations

           In connection with the registration of the Registrable Securities, the Holder shall:
           (a) If the Registration Statement refers to the Holder by name or otherwise as the holder of any securities of the Company, have the right to require (if such reference to the Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force) the deletion of the reference to the Holder in any amendment or supplement to the Registration Statement that will be filed or prepared subsequent to the time that such reference ceases to be required.

           (b) (i) not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 3(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(c), (ii) comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement, and (iii) furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of the Holder if it fails to furnish such information within a reasonable time prior to the filing of each Registration Statement, supplemented Prospectus and/or amended Registration Statement.

           (c) upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(m), forthwith discontinue disposition of such Registrable Securities under the Registration Statement until the Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

      5.   Registration Expenses

           All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, the following: (i) all registration and filing fees (including, without limitation, fees and expenses
(A) with respect to filings required to be made with each securities exchange or other market on which Registrable Securities are required hereunder to be listed, (B) with respect to filings required to be made with the Commission or with the NASD pursuant to NASD Conduct Rule 2710, if required, and (C) in compliance with state securities or Blue Sky laws); (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the holders of at least 85% of the Registrable Securities included in the Registration Statement); (iii) messenger, telephone and delivery expenses of the Company; (iv) fees and disbursements of counsel for the Company; and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company's independent public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

      6.   Indemnification

           (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Purchaser, its permitted assignees, officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees, each Person who controls any such Purchaser or permitted assignee (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against any and all claims, losses, damages, liabilities, penalties, judgments, costs (including, without limitation, costs of investigation) and expenses (including, without limitation, reasonable attorneys' fees and expenses) (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, as supplemented or amended, if applicable, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except (i) to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding the Holder furnished in writing to the Company by the Holder expressly for use therein, which information was reviewed and expressly approved by the Holder or Special Counsel expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (ii) as a result of the failure of the Holder to deliver a Prospectus, as amended or supplemented, to a purchaser in connection with an offer or sale. The Company shall notify the Holder promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 6(c) hereof) and shall survive the transfer of the Registrable Securities by the Holder.

           (b) Indemnification by Purchaser. Each Purchaser and its permitted assignees shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, as supplemented or amended, if applicable, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that (i) such untrue statement or omission is contained in or omitted from any information so furnished in writing by the Holder or the Special Counsel to the Company specifically for inclusion in the Registration Statement or such Prospectus, and (ii) such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or such form of prospectus or, to the extent that such information relates to the Holder or the Holder's proposed method of distribution of Registrable Securities, was reviewed and expressly approved in writing by the Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus Supplement. Notwithstanding anything to the contrary contained herein, the Holder shall be liable under this Section 6(b) for only that amount as does not exceed the net proceeds to the Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

           (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity pursuant to Section 6(a) or 6(b) hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

           An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, conditioned or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, which consent shall not unreasonably be withheld, conditioned or delayed, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

           All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder or pursuant to applicable law).

           (d) Contribution. If a claim for indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for under Section 6(a) or 6(b) was available to such party in accordance with its terms. Notwithstanding anything to the contrary contained herein, the Holder shall be liable or required to contribute under this Section 6(d) for only that amount as does not exceed the net proceeds to the Holder as a result of the sale of Registrable Securities pursuant to the Registration Statement.

           The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

           The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

      7.   Rule 144.

           As long as the Holder owns Registrable Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. As long as the Holder owns Registrable Securities, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holder and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell Conversion Shares, Warrant Shares, PIK Interest Shares and AIR Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions of counsel to the Company referred to in the Purchase Agreement. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

      8.   Miscellaneous.

           (a) Remedies. The remedies provided in this Agreement and the Purchase Agreement are cumulative and not exclusive of any remedies provided by law. In the event of a breach by the Company or by the Holder of any of their obligations under this Agreement, the Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

           (b) No Inconsistent Agreements. Neither the Company nor any of its Affiliates has as of the date hereof entered into, nor shall the Company or any of its Affiliates, on or after the date of this Agreement, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holder in this Agreement or otherwise conflicts with the provisions hereof. Without limiting the generality of the foregoing, without the written consent of the Holder, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act if the rights so granted are inconsistent with the rights granted to the Holder set forth herein, or otherwise prevent the Company with complying with all of its obligations hereunder.

           (c) No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holder in such capacity pursuant hereto) may include securities of the Company in the Registration Statement, (except for securities which are subject to a written registration rights agreement entered into by the Company prior to April 26, 2005, and which are identified on Schedule 2.1(c) to the Purchase Agreement).

           (d) Failure to File Registration Statement and Other Events. The Company and the Holder agree that the Holder will suffer damages if the Registration Statement is not filed on or prior to the Required Filing Date or is not declared effective by the Commission on or prior to the Effectiveness Date and maintained in the manner contemplated herein during the Effectiveness Period or if certain other events occur. The Company and the Holder further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (i) the Registration Statement is not filed on or prior to the Required Filing Date, or is not declared effective by the Commission on or prior to the Effectiveness Date, or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 12dl-2 promulgated under the Exchange Act within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review, or (iii) the Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective or available as to all Registrable Securities for 30 days during the Effectiveness Period, without being succeeded within a reasonable period by a subsequent Registration Statement filed with and declared effective by the Commission, or (iv) the Company suspends the use of the Prospectus forming a part of such Registration Statement for more than thirty (30) days in any period of 365 consecutive days if the Company suspends in reliance on its ability to do so due to the existence of a development that, in the good faith discretion of the Board, makes it appropriate to so suspend or which renders the Company unable to comply with the Commission requirements, or the Company suspends the use of the Prospectus forming a part of such Registration Statement for more than sixty (60) days in any period of 365 consecutive days for any other reason, or (v) during the Effectiveness Period, trading in the Common Stock shall be suspended for any reason for more than three (3) Business Days in the aggregate, or (vi) the Company breaches in a material respect any covenant or other material term or condition in the Transaction Documents (other than a representation or warranty contained therein) or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby, and such breach continues for a period of thirty (30) days after written notice thereof to the Company, or (vii) the Company has breached Section 3(n) of this Agreement (any such failure or breach being referred to as an "Event"), the Company shall pay as liquidated damages for such failure or breach and not as a penalty (the "Liquidated Damages") to the Holder (or to its assignees, as the case may be) an amount equal to two percent (2%) of the purchase price of the Notes, Warrants and AIRs paid by the initial Holder pursuant to the Purchase Agreement for each thirty (30) day period, pro rated for any period less than thirty (30) days, following the Event until the applicable Event has been cured. Payments to be made pursuant to this Section 8(d) shall be due and payable in cash in arrears at the end of each thirty (30) day period. The parties agree that the Liquidated Damages represent a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of damages that may be incurred by the Holder if the Registration Statement is not filed on or prior to the Required Filing Date or has not been declared effective by the Commission on or prior to the Effectiveness Date and maintained in the manner contemplated herein during the Effectiveness Period or if any other Event as described herein has occurred.

           (e) Consent to Jurisdiction; Waiver of Jury Trial. The Company and each Purchaser (i) hereby irrevocably submit to the exclusive jurisdiction of the United States District Court for the Northern District of Texas and the courts of the State of Texas located in Dallas County for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or the Purchase Agreement, (ii) hereby waive, and agree not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper, and (iii) hereby waive any and all rights they may have to a trial by jury with respect to any suit, action or proceeding based on, or arising out of, under, or in connection with, this Agreement. The Company and each Purchaser consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 8(e) shall affect or limit any right to serve process in any other manner permitted by law.

           (f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Purchasers.

           (g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., Mountain Time, on a Business Day, (ii) the first Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., Mountain Time, on any date and earlier than 11:59 p.m., Mountain Time, on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) actual receipt by the party to whom such notice is required to be given.

                 (x)   if to the Company:

                       Broadcast International, Inc.
                       7050 Union Park Avenue, Suite 600
                       Salt Lake City, Utah  84047
                       Attention:  Rodney M. Tiede, President & CEO
                       Telecopier:  (801) 562-1773

                 with a copy to:

                       Broadcast International, Inc.
                       7050 Union Park Avenue, Suite 600
                       Salt Lake City, Utah  84047
                       Attention: Reed Benson, Esq.
                       Telecopier: (801) 562-1773


                 (y)   if to any Purchaser:

                        At the address of such Purchaser set forth on Exhibit A to this Agreement.

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice.

           (h) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of the Holder and its successors and assigns. The Company may not assign this Agreement or any of its respective rights or obligations hereunder without the prior written consent of the Purchasers. Each Purchaser may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

           (i) Assignment of Registration Rights. The rights of the Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be assignable by each Holder to any transferee of the Holder of all or a portion of the shares of Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee, and (B) the securities with respect to which such registration rights are being transferred or assigned; (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement; and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement and shall be for no less than 10% of the Registrable Securities. In addition, the Holder shall have the right to assign its rights hereunder to any other Person with the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. The rights to assignment shall apply to the Holder (and to subsequent) successors and assigns. In the event of an assignment pursuant to this Section 8(i), the Purchaser shall pay all incremental costs and expenses incurred by the Company in connection with filing a Registration Statement (or an amendment to the Registration Statement) to register the shares of Registrable Securities assigned to any assignee or transferee of the Purchaser.

           (j) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

           (k) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to principles of conflicts of law thereof. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

           (l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

           (m) Termination. This Agreement shall terminate on the date on which all remaining Registrable Securities may be sold without restriction pursuant to Rule 144(k) of the Securities Act.

           (n) Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

           (o) Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

[Remainder of page intentionally left blank. Signature pages to follow.]




      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

                                BROADCAST INTERNATIONAL, INC.

                                /s/ Rodney M. Tiede
                            By:_____________________________________
                               Name:    Rodney M. Tiede
                               Title:   President & CEO




       [Signatures of Purchasers to follow on next pages.]


            PURCHASERS:


            GRYPHON MASTER FUND, L.P.

            By:  Gryphon Partners, L.P., its General Partner

            By:  Gryphon Management Partners, L.P., its General Partner

            By:  Gryphon Advisors, L.L.C., its General Partner


            By:_____________________________________________
                  E.B. Lyon, IV, Authorized Agent



            GSSF MASTER FUND, LP

            By:  Gryphon Special Situations Fund, LP, its General Partner

            By:  GSSF Management Partners, LP, its General Partner

            By:  GSSF, LLC, its General Partner

            By: _______________________________________
                 E.B. Lyon, IV, Authorized Agent



                   [insert other Purchasers]


                            EXHIBIT A
                            PURCHASERS

Gryphon Master Fund, L.P.
100 Crescent Court
Suite 490
Dallas, Texas  75201
Fax No.: (214) 871-6711
Attn:  Ryan R. Wolters

With a copy to:

Warren W. Garden, P.C.
100 Crescent Court, Suite 490
Dallas, Texas  75201
Fax No.: (214) 871-6711
Attn:  Warren W. Garden, Esq.


GSSF Master Fund, LP
100 Crescent Court
Suite 475
Dallas, Texas  75201
Fax No.: (214) 871-6711
Attn:  Timothy M. Stobaugh

With a copy to:

Warren W. Garden, P.C.
100 Crescent Court, Suite 490
Dallas, Texas  75201
Fax No.: (214) 871-6711
Attn:  Warren W. Garden, Esq.


[insert other Purchasers]

[insert other Purchasers]


                            EXHIBIT B
                       PLAN OF DISTRIBUTION

     We are registering the shares of common stock on behalf of the selling stockholders. The common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market prices, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected at various times in one or more of the following transactions, or in other kinds of transactions:

..    transactions on any national securities exchange or U.S. inter-dealer system of a registered national securities association on which the common stock may be listed or quoted at the time of sale;

..    in the over-the-counter market;

..    in private transactions and transactions otherwise than on these exchanges or systems or in the over-the-counter market;

..    in connection with short sales of the shares made after the date of this prospectus;

..    by pledge to secure or in payment of debt and other obligations;

..    through the writing of options, whether the options are listed on an options exchange or otherwise;

..    in connection with the writing of non-traded and exchange-traded call options, in hedge transactions and in settlement of other transactions in standardized or over-the-counter options; or

..    through a combination of any of the above transactions.

     The selling stockholders and their successors, including their transferees, pledgees or donees or their successors, may sell the common stock directly to purchasers or through underwriters, broker-dealers or agents, who may receive compensation in the form of discounts, concessions or commissions from the selling stockholders or the purchasers. These discounts, concessions or commissions as to any particular underwriter, broker-dealer or agent may be in excess of those customary in the types of transactions involved.

     In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 of the Securities Act may be sold under Rule 144 rather than pursuant to this prospectus.

     We entered into a registration rights agreement for the benefit of the selling stockholders to register the common stock under applicable federal and state securities laws. The registration rights agreement provides for cross-indemnification of the selling stockholders and us and our respective directors, officers and controlling persons against specific liabilities in connection with the offer and sale of the common stock, including liabilities under the Securities Act. We will pay substantially all of the expenses incurred by the selling stockholders incident to the offering and sale of the common stock.

     Each selling stockholder has been advised, and has acknowledged to us, that the Commission currently takes the position that coverage of short sales of shares of our common stock "against the box" made prior to the effective date of the registration statement of which this prospectus is a part with any security covered by this prospectus is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated June 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Accordingly, each selling stockholder has agreed (on behalf of itself or any person over which it has direct control) not to use any of the securities covered by this prospectus to cover any short sales, hedging or similar transactions with the same economic effect as a short sale, made prior to the effective date of the registration statement. In addition, each selling stockholder has agreed to comply with Regulation M under the federal securities laws.

                            EXHIBIT C
                 FORM OF NOTICE OF EFFECTIVENESS
                    OF REGISTRATION STATEMENT


[Name and address of Transfer Agent]
_________________
_________________
_________________
Attn:  ____________

Re:   Broadcast International, Inc.

Ladies and Gentlemen:

     We are counsel to Broadcast International, Inc., a Utah corporation (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement (the "Purchase Agreement"), dated as of May 16, 2005, by and among the Company and the purchasers (the "Purchasers" and the "Holders") named therein pursuant to which the Company issued to the Purchasers its 6% Senior Secured Convertible Notes Due 2008 and other securities. Pursuant to the Purchase Agreement, the Company has also entered into a Registration Rights Agreement with the Purchasers (the "Registration Rights Agreement"), dated as of May 16, 2005, pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on _________ __, 2005, the Company filed a Registration Statement on Form S-3 (File No. 333-________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the resale of the Registrable Securities which names the Holders as selling stockholders thereunder.

In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and, accordingly, the Registrable Securities are available for resale under the 1933 Act in the manner specified in, and pursuant to the terms of, the Registration Statement.

Very truly yours,




By:

cc:   [PURCHASERS]